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                                                                    Exhibit 10.8

July 16, 1999

Mr. Robert F. Williamson
******
******

Dear Rob:

Pangea Systems, Inc. is pleased to extend to you an offer of employment to join our company in the capacity of Senior Vice President, Marketing, Business Development and Ecommerce, effective July 19, 1999. You will report to John Couch, President and CEO.

Attached, as Exhibit A, is a summary of the terms and conditions of this offer of employment. It contains specific information concerning your title, duties, salary, benefits and start date. Your initial compensation will consist of a base salary payable as indicated on the attached exhibit. Future salary adjustments and eligibility for participation in any company bonus program will be in accordance with the company policy and will be based upon individual and company performance.

You will be eligible to participate in the customary benefits offered to other full-time employees in similar positions. These benefits include paid time off, holiday time and a choice of group health and dental insurance plans as summarized in Exhibit A.

This employment offer is contingent upon:

- Your execution and return of all employment documents, including the attached Pangea Systems Employee Invention Assignment and Confidentiality Agreement.

         This agreement specifies, among other things, all intellectual property relating to your employment with Pangea will be owned by Pangea, that during any period while you are employed with Pangea, you will not work for, or in collaboration with, any competitors or potential competitors of Pangea, and that during the employment and following the termination of the employment, you will agree to ensure that the confidential information, trade secrets and intellectual property of Pangea will not be obtained by any third parties. Furthermore, the Agreement provides that you will devote your full time and effort exclusively to this employment (except as consented to in writing by the President or CEO of Pangea) and apply all your skill and experience to the performance of your duties and advancing the Company's interest.

- Delivery to the company of appropriate identification that verifies your eligibility to work in the United States in accordance with the Immigration Reform Control Act of 1986 (see the enclosed list).


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Employment with Pangea Systems, Inc. is "at will" and not for a specific term.
It can be terminated by you or by the company at any time for any reason, with or without cause. Any contrary representations that may have been made to you are superseded by this offer. Any modifications to this at-will term of your employment must be in writing and signed by you and the President of Pangea Systems, Inc. Pangea Systems reserves the right to make changes to corporate personnel policy as required. If you accept this offer, you may receive copies of company policies and plans in effect from time to time and agree to abide by them. Note that theses policies and plans may change at any time and they are not to be construed as a contract of employment.

This letter constitutes the complete agreement concerning your employment with Pangea Systems, Inc. and supersedes all prior written or oral statements, which may have been made to you. Any statements made by a representative of Pangea which contradict this offer letter are not authorized or binding unless accompanied by a written confirmation from the Chief Executive Officer of Pangea. This offer will expire ten (10) days after the date of this letter.

Please mail or fax (510-628-0110) your signed letter to Anita Cota, Executive/Legal Administrator, in acceptance of this employment offer prior to your start date. Keep the additional copy for your records. Plan to bring appropriate identification and executed employment documents to this meeting.

Rob, we are delighted to have you become a part of the Pangea Systems team, and we look forward to working with you. Please feel free to call me if you have any questions.

Sincerely,

/s/ H. Ward Wolff

H. Ward Wolff
Senior Vice President and CFO

Enclosure:        Exhibit A
                  Pangea Systems Employment Agreement
                  Information on appropriate identification of eligibility to work in the U.S.

                                   ACCEPTANCE

I have read and understand the foregoing which constitutes the entire understanding between Pangea Systems and the undersigned, and I accept employment with the company subject to the terms and conditions contained herein.

/s/ Robert F. Williamson                               21.07.99
---------------------------------                      -------------------------
Robert F. Williamson                                   Date


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                                    EXHIBIT A

                              Robert F. Williamson
                          SUMMARY TERMS AND CONDITIONS

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TITLE AND DUTIES:                          Title:  Senior Vice President,
                                           Marketing, Business Development and
                                           Ecommerce

                                           Job Description: As Senior Vice
                                           President, Marketing, Business
                                           Development and Ecommerce, you will
                                           be responsible for managing all areas
                                           of marketing and business development
                                           for the company, including product
                                           management, marketing communications,
                                           user publications and business
                                           development. This role includes
                                           managing all marketing activities for
                                           the company's products and services,
                                           including creating product plans,
                                           establishing pricing models, managing
                                           competitive research and analysis,
                                           determining product positioning and
                                           distribution strategy, coordinating
                                           new products launches and new product
                                           sales training, guiding third party
                                           development programs, and managing
                                           strategic alliance and business
                                           partnering initiatives. In this
                                           capacity, you will be responsible for
                                           the overall coordination, management,
                                           introduction and strategic and
                                           functional definition of the
                                           company's Ecommerce initiative,
                                           currently described as Mygene.com. In
                                           addition, you will be expected to
                                           participate in setting the strategic
                                           direction of the company as a member
                                           of the executive management team.

                                           These duties and responsibilities may
                                           be expanded or contracted from
                                           time-to-time at the discretion of the
                                           CEO.

------------------------------------------ -------------------------------------
REPORTING TO:                              John Couch, President & CEO

------------------------------------------ -------------------------------------
BONUS:                                     Signing bonus of $16,250.00

------------------------------------------ -------------------------------------
START DATE:                                July 19, 1999

------------------------------------------ -------------------------------------
STARTING SALARY:                           $16,250.00 per month, payable on the
                                           last day of each month.  Position is
                                           exempt.

                                           Standard employment deductions (e.g.
                                           required federal, state, and local
                                           taxes) will be withheld.

------------------------------------------ -------------------------------------
BONUS PLAN:                                You will be eligible to participate
                                           in Pangea's Management Bonus Plan,
                                           which is anticipated to be
                                           implemented in Q3 1999.

------------------------------------------ -------------------------------------

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CONTRIBUTION PLAN:                         Pangea has established a 401(k) plan
                                           with PaineWebber.  No company
                                           matching funds are provided at this
                                           time.  However, the plan allows for
                                           discretionary end-of-the-year company
                                           contributions.

------------------------------------------ -------------------------------------
HEALTH BENEFITS:                           Pangea provides health and dental
                                           benefits through Blue Cross of
                                           California and through Kaiser.
                                           Employees may choose between an HMO
                                           plan and a Preferred Provider
                                           Organization (PPO).

                                           Pangea will pay 95% of the cost of
                                           the HMO plan for employees plus 70%
                                           of the cost of the HMO coverage for
                                           employees' dependants. Additional
                                           costs for coverage under the PPO
                                           shall be borne by the employee.

                                           Pangea will provide life insurance
                                           and long term disability coverage at
                                           no expense to the employee.

------------------------------------------ -------------------------------------
PAID TIME OFF:                             You will have three weeks paid time
                                           off during the first year of your
                                           employment, which shall accrue over
                                           the course of the year on a bi-weekly
                                           basis.

------------------------------------------ -------------------------------------
STOCK OPTIONS:                             Subject to Board approval, you will
                                           be granted stock options to purchase
                                           750,000 shares of common stock of the
                                           company, which will vest over four
                                           years of continuing employment with
                                           the company. The options will vest
                                           monthly after a cliff period of six
                                           months. The terms and conditions of
                                           your options will be subject to a
                                           Stock Option Agreement. The options
                                           are designed to qualify as Incentive
                                           Stock Options under the U.S. Income
                                           Tax Code, thus the exercise price of
                                           the options will be based on the fair
                                           market value of the company at the
                                           time of grant.

------------------------------------------ -------------------------------------

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CHANGE IN CONTROL:                         Upon the occurrence of a merger of
                                           the Company with or into any other
                                           entity or a sale or conveyance by the
                                           Company of all or substantially all
                                           of its assets to any other entity in
                                           a transaction in which the
                                           stockholders of the Company
                                           immediately before the transaction
                                           less than a majority of the
                                           outstanding voting securities of the
                                           surviving entity or its parent (a
                                           "Change in Control"), fifty percent
                                           (50%) of the unvested shares subject
                                           to the options held by you
                                           immediately prior to such Change in
                                           Control will vest and become
                                           exercisable as of the date of the
                                           Change in Control.

                                           In addition, upon the involuntary or
                                           constructive termination of your
                                           employment with the Company, or a
                                           successor entity, without cause
                                           either immediately prior to and in
                                           connection with, or within one year
                                           following a Change in Control, you
                                           will be entitled to:

                                                  (a) severance pay equal to six
                                                  (6) months annual base salary,
                                                  to be paid in a lump sum
                                                  amount or monthly over the
                                                  relevant time period, at the
                                                  discretion of the Company;
                                                  and;

                                                  (b) the immediate and
                                                  accelerated vesting prior to
                                                  such termination of 50% of the
                                                  then unvested shares subject
                                                  to your options.

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